Summary Prospectus	December 17, 2021
Invesco Income Advantage U.S. Fund
(formerly known as Invesco Low Volatility Equity Yield Fund)
Class: A (SCAUX), C (SCCUX), Investor (SCNUX), R (SCRUX), Y (SCAYX), R5 (SCIUX), R6 (SLESX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 17, 2021 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund’s investment objective is income and long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class Y or Class R6 shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares – Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	Investor	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	[1]None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	Investor	R5	R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	0.25	None	None

Other Expenses	0.32	0.32	0.32	0.32	0.32	0.12	0.12

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.18	1.93	1.43	0.93	1.18	0.73	0.73

Fee Waiver and/or Expense Reimbursement[2]	0.11	0.11	0.11	0.11	0.11	None	None

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07	1.82	1.32	0.82	1.07	0.73	0.73

1
A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2
Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.06%, 1.81%, 1.31%, 0.81%, 1.06%, 0.81% and 0.81%, respectively, of the Fund’s average daily net assets (the “expense limits”). Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$653	$894	$1,153	$1,894

Class C	$285	$595	$1,032	$2,050

Class R	$134	$442	$771	$1,704

Class Y	$84	$285	$504	$1,133

Investor Class	$109	$364	$638	$1,422

Class R5	$75	$233	$406	$906

Class R6	$75	$233	$406	$906

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$653	$894	$1,153	$1,894

Class C	$185	$595	$1,032	$2,050

Class R	$134	$442	$771	$1,704

Class Y	$84	$285	$504	$1,133

Investor Class	$109	$364	$638	$1,422

Class R5	$75	$233	$406	$906

Class R6	$75	$233	$406	$906

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and equity-linked notes designed to generate high income while providing some downside protection in the event of broad equity market downturns and also providing equity market upside participation. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. Equity-linked notes (ELNs) are counted toward the foregoing 80% policy to the extent they have economic characteristics similar to the securities included within that policy. The Fund uses various criteria to determine whether an issuer is a U.S. issuer, including whether (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) it (alone or through its consolidated subsidiaries) derives 50% or more of its annual revenue from goods produced, sales made, or services performed in the U.S.; (iii) it is organized under the laws of, or has a principal office in, the U.S.; or (iv) its “country of risk” is the U.S. as determined by a third party service provider such as Bloomberg.
The Fund invests primarily in U.S. equity securities, including common and preferred stock, and ELNs. The Fund may also invest in real estate investment trusts (REITs), which are trusts that sell equity and/or debt securities to investors and use the proceeds to invest in real estate or interests therein. ELNs are hybrid derivative-type instruments that are specially designed to combine the characteristics of investing in one or more underlying equity securities or an index of equity securities and a related equity derivative, such as a put or call option, in a single note form (typically senior, unsecured debt) issued by financial institutions. The Fund will invest in ELNs that reference either a broad-based equity security index or an exchange-traded fund that passively tracks such an index. The Fund’s portfolio of ELNs will be constituted by positions in short-term ELNs issued by a diversified group of U.S. and international financial institutions and cash and cash equivalents. The Fund’s investment in ELNs can represent up to 50% of the Fund’s net assets, but is expected to be in the range of 15% to 50%. The Fund’s investment in ELNs will be adjusted periodically to achieve the Fund’s desired yield. The Fund’s investment in ELNs may result in significant exposure to the financial services sector.
The Fund can invest in derivative instruments including futures contracts. The Fund can use futures contracts, including equity index futures, to gain exposure to the broad market in connection with managing cash balances. The Fund can hold long and short positions in equity index futures to hedge against adverse movements in the equity markets. A long position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset, and a short position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset.
The portfolio managers aim to construct a diversified portfolio that generates high income while providing downside protection against broad equity market drawdowns and providing equity market upside participation. The equity portion of the Fund's portfolio will be constructed using quantitative models that generate broad-based large-cap equity market indices developed by Invesco's affiliate, Invesco Indexing LLC, or third-party index providers (the Equity portfolio). The indices will be constructed based on factors to which the portfolio managers seek to gain market exposure, including but not limited to, momentum, value, quality and low volatility. The factors and their relative weighting will change over time based on the portfolio managers' views on the relative strength of each factor and market conditions. The equity portion of the portfolio will therefore change over time.
The portfolio managers also seek to construct a portion of the Fund’s portfolio in high-income, short-term ELNs with a focus on downside protection (the ELN portfolio). The portfolio managers seek to enhance portfolio diversification by staggering the maturity dates of the ELNs to create more consistent returns over time. The portion of the ELN portfolio maintained in cash and cash equivalents is aimed at providing additional downside protection by limiting the ELN portfolio’s exposure to broad equity market risk. The portion of the Fund’s assets allocated between the Equity portfolio and ELN portfolio will be actively adjusted on a periodic basis to balance yield targets, equity participation with less volatility, and downside protection.
As part of the Fund's investment process to implement its investment strategy in pursuit of its investment objective, the Fund's portfolio managers also consider quantitative environmental, social and governance (“ESG”) factors they believe to be material to understanding an issuer's fundamentals, and assesses whether any ESG factors pose a material financial risk or opportunity to the issuer. This analysis may involve the use of third-party research as well as proprietary research. Consideration of ESG factors is just one component of the portfolio managers' assessment of issuers eligible for investment and the Fund's portfolio managers may still invest in securities of issuers that may be viewed as having a high ESG risk profile. The ESG factors considered by the Fund's portfolio managers may change over time and one or more factors may not be relevant with respect to all issuers eligible for investment.
The Fund may hold up to 25% of its assets in cash or cash equivalents, including treasury bills and money market funds, outside of the ELN portfolio in an effort to maintain high liquidity and a downside buffer.
In attempting to meet its investment objective or to manage subscription and redemption requests, the Fund engages in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund
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can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Investing in Stocks Risk. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Equity Linked Notes Risk. ELNs may not perform as anticipated and could cause the Fund to realize significant losses including its entire principal investment. Other risks include those of the underlying securities, as well as counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations held by the Fund, the Fund may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, volatility in the financial markets, changes in domestic and foreign monetary policy, and changes in industry regulations, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Short Position Risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
Quantitative Models Risk. Quantitative models are based upon many factors that measure individual securities relative to each other. Quantitative models may be highly reliant on the gathering, cleaning, culling and analysis of large amounts of data from third parties and other external sources. Any errors or imperfections in the factors, or the data on which measurements of those factors are based, could adversely affect the use of the quantitative models. The factors used in models may not identify securities that perform well in the future, and the securities selected may perform differently from the market as a whole or from their expected performance.
Cash/Cash Equivalents Risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations assessed as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused issuers. The incorporation of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a
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position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements typically is less active than the market for publicly-traded securities. Rule 144A and other exempt securities, which are also known as privately issued securities, carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities at a desirable time or price.
Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. For periods prior to July 15, 2021, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to July 15, 2021 may have differed had the Fund’s current investment strategy been in effect. The performance table compares the Fund's performance to that of a broad-based/style-specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund (in that order). The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
Updated performance information is available on the Fund's website at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A	Period Ended	Returns
Year-to-date	September 30, 2021	14.36%
Best Quarter	June 30, 2020	14.59%
Worst Quarter	March 31, 2020	-22.74%

Average Annual Total Returns (for the periods ended December 31, 2020)
	Inception Date	1 Year	5 Years	10 Years
Class A
Return Before Taxes	3/31/2006	-8.56%	3.41%	5.95%
Return After Taxes on Distributions		-8.94	2.81	5.18
Return After Taxes on Distributions and Sale of Fund Shares		-4.85	2.55	4.67

Class C	3/31/2006	-4.95	3.75	5.91

Class R	3/31/2006	-3.52	4.31	6.28

Class Y	10/3/2008	-3.04	4.83	6.82

Investor Class	4/25/2008	-3.31	4.57	6.55

Class R5	3/31/2006	-2.82	5.03	6.97

Class R6[1]	4/4/2017	-2.82	4.92	6.72

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		18.40	15.22	13.88

Lipper Equity Income Funds Index		4.72	10.47	10.26

1
Performance shown prior to the inception date is that of the Fund's Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Although invested in the same portfolio of securities, Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Scott Wolle	Portfolio Manager (lead)	2021

Mark Ahnrud	Portfolio Manager	2021

John Burrello	Portfolio Manager	2021

Chris Devine	Portfolio Manager	2021

Scott Hixon	Portfolio Manager	2021

Christian Ulrich	Portfolio Manager	2021

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R5 and Class R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
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The minimum investments for Class A, C, R, Y and Investor Class shares for fund accounts are as follows:

Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

With respect to Class R5 and Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
For all other institutional investors purchasing Class R5 or Class R6 shares, the minimum initial investment in each share class is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed as ordinary income when withdrawn from such plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
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